Virtus Real Estate Securities Series,

a series of Virtus Variable Insurance Trust

Supplement dated June 25, 2015 to the Statutory Prospectus dated April 30, 2015

On page five of the statutory prospectus, the last sentence of the third paragraph is hereby replaced with the following: At December 31, 2014, the market capitalization range of the issuers in which the Series was invested was $2 billion to $66 billion.

VVIT RESS Market Cap Correction (6/2015)